Report of Independent
Registered Public
 Accounting Firm

To the Shareholders
and Board of Trustees of
Federated Index Trust

In planning and performing
 our audits of the financial
 statements of Federated
 MiniCap Index
Fund Federated MidCap
Index Fund and Federated
MaxCap Index Fund the
 three portfolios
comprising Federated Index
 Trust the Trust as of and
for the year ended October
 31 2007 in
accordance with the standards
of the Public Company
 Accounting Oversight Board
 United

States we considered their
 internal control over
financial reporting including
control activities
for safeguarding securities
 as a basis for designing
 our auditing procedures
for the purpose of
expressing our opinion on
the financial statements
and to comply with the
requirements of Form
NSAR but not for the
purpose of expressing
an opinion on the
effectiveness of the
Trusts
internal control over
 financial reporting
Accordingly we express
 no such opinion

The management of the
 Trust is responsible
 for establishing and
maintaining effective
internal
control over financial
 reporting  In fulfilling
this responsibility
estimates and judgments
by
management are required
 to assess the expected
benefits and related
costs of controls A
companys internal
control over financial
 reporting is a process
 designed to provide
reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
 with generally accepted
 accounting principles
Such internal control
includes policies and
procedures that provide
reasonable assurance
regarding prevention or
 timely detection of
unauthorized acquisition
 use or disposition of a
companys assets that could
 have a material effect on
 the financial statements

Because of its inherent
limitations internal control
 over financial reporting
may not prevent or
detect misstatements Also
 projections of any
evaluation
of effectiveness to future
periods are
subject to the risk that
 controls may become
inadequate because of
changes in conditions or that
the degree of compliance
 with the polices or
 procedures may deteriorate

A control deficiency exists
when the design or operation
 of a control does not
allow management
or employees in the normal
 course of performing their
 assigned functions to prevent
 or detect
misstatements on a timely
 basis  A significant
deficiency is a control
deficiency or combination
of control deficiencies
 that adversely affects
 the companys ability
 to initiate authorize
record
process or report external
 financial data reliably
in accordance with
generally accepted
accounting principles
 such that there is more
than a remote likelihood
 that a misstatement of
the
companys annual or interim
financial statements that
is more than inconsequential
 will not be
prevented or detected  A
 material weakness is a
 significant deficiency
or combination of
significant deficiencies
 that results in more
than a remote likelihood
that a material misstatement
of the annual or interim
 financial statements
 will be not prevented or
 detected

Our consideration of the
 Trusts internal control
 over financial reporting
 was for the limited
purpose described in the
 first paragraph and
would not necessarily
disclose all deficiencies in
internal control that
might be significant
deficiencies or material
 weaknesses under standards
established by the
Public Company Accounting
 Oversight Board United
States
 However we
noted no deficiencies in
 the Trusts internal
control over financial
reporting and its
operation
including controls for
 safeguarding securities
that we consider to be a
 material weakness as
defined above as of
 October 31 2007

This report is intended
solely for the information
 and use of management
and the Board of
Trustees of the Trust and
 the Securities and
Exchange Commission and
is not intended to be
and
should not be used by
anyone other than
these specified parties


	ERNST  YOUNG LLP


Boston Massachusetts
December 18 2007